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                                                            Exhibit 99.2



        OHIO CASUALTY CORPORATION 2005 OFFICER  LONG-TERM INCENTIVE AWARD
              SCHEDULE OF POTENTIAL PAYOUTS FOR PERFORMANCE PERIOD
                BEGINNING JULY 1, 2005 THROUGH DECEMBER 31, 2007



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						THRESHOLD	TARGET		MAXIMUM
JOB TITLE				  	  VALUE		VALUE		 VALUE

Dan R. Carmichael, President and Chief
Executive Officer				$787,500	$1,575,000	$3,150,000

Michael A. Winner, Executive Vice
President and Chief Financial Officer		$115,691	  $231,381	  $462,762

John S. Busby, Executive Vice President,
Chief Operating Officer (Specialty Lines)	 $95,350	  $190,699 	  $381,938

Debra K. Crane, Senior Vice President,
General Counsel and Secretary			 $85,134	  $170,267 	  $340,534


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